Other operating (expenses) income, net	12 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Other operating (expenses) income, net	Other operating (expenses) income, net

	2023	2022	2021

Listing expense (ii)	(319,554)	-	-
Gain on bargain purchase (i)	-	18,295	-
Sales of fixed assets	2,071	8,592	3,914
Other operating income	41,674	29,872	11,704

Other operating income (expenses), net	(275,810)	56,759	15,618
(i)Acquisition of Union. See note 21.
(ii)This represents stock exchange listing service as a result of the SPAC Transaction. Refer to Note 22 for further discussion.